Universal Technical Institute, Inc. Q3 2025 Financial Supplement

Forward-Looking Statements All statements contained in this press release and the related conference call, other than statements of historical fact, are "forward-looking" statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements which address our expected future business and financial performance, may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. Examples of forward-looking statements include, among others, statements regarding (1) the Company’s expectation that it will meet its fiscal year 2025 guidance for new student start growth, revenue growth, net income, diluted earnings per share, Adjusted EBITDA and Adjusted Free Cash Flow; (2) the Company’s expectation that it will continue to expand its value proposition and build a business that can grow in double digits with potential upside, regardless of the economic environment; and (3) the Company’s expectation that it will succeed in new program launches next year. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; shifts in higher education laws, regulation and policy at the federal and state levels; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; regulatory investigations of, or actions commenced against, us or other companies in our industry; our failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions.; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under the credit agreement; the effect of our principal stockholder owning a significant percentage of our capital stock, and thus being able to influence certain corporate matters and the potential in the future to gain substantial control over our company; the effect of public health pandemics, epidemics or outbreak, including COVID-19, and other risks that are described from time to time in our public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the company's filings with the SEC. Any forward-looking statements made by us in this press release and the related conference call are based only on information currently available to us and speak only as of the date on which it is made. We expressly disclaim any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, changes in expectations, any changes in events, conditions or circumstances, or otherwise. PAGE 2

Consolidated Q3 2025 Highlights Q3 2025 Revenue $204.3 million Net Income $10.7 million Adjusted EBITDA $25.3 million Diluted Earnings Per Share $0.19 PAGE 3 ■ Delivered Q3 results exceeding analyst consensus across all metrics. ■ New student starts of 5,721, or 2.8% growth versus the prior year period. ■ Revenue of $204.3 million or 15.1% growth versus the prior year period, with UTI and Concorde achieving 12.2% and 20.7% growth, respectively. ■ Significant increases in key profitability measures year-over-year, with net income improvement of 114% versus the prior year period to $10.7 million, and adjusted EBITDA(1) increasing by 37% to $25.3 million. ■ $237 million of total liquidity, including $47 million of short-term investments and $119 million of revolver capacity, provides ample capital to drive forward the Company’s announced organic growth strategy. ■ Raised fiscal 2025 guidance ranges for Revenue and New Student Starts while maintaining expectations for other key metrics. ■ Reiterated confidence in previously announced(2) 5-year strategic targets with a Revenue CAGR of ~10% and Adjusted EBITDA approaching $200M by FY2029. 1. For a detailed reconciliation of Non-GAAP measures, see slides 17-21. 2. See Company press release dated 8/5/2024

Consolidated Q3 2025 Summary Results ($ in millions) ($ in millions, except for student data) 3 Mos. 6/30/25 3 Mos. 6/30/24 YoY Change 9 Mos. 6/30/25 9 Mos. 6/30/24 YoY Change Revenues $204.3 $177.5 15.1% $613.2 $536.3 14.3% Operating expenses $190.1 $170.0 11.8% $554.7 $503.5 10.2% Educational services and facilities $105.6 $95.3 10.8% $308.2 $285.2 8.1% Selling, general and administrative $84.5 $74.7 13.1% $246.5 $218.3 12.9% Income from operations $14.2 $7.4 90.1% $58.5 $32.9 77.9% Total other income (expense), net $0.2 $(0.7) (129.0)% $0.2 $(2.0) (111.5)% Income tax expense $(3.7) $(1.8) 108.2% $(14.5) $(7.7) 87.7% Net income $10.7 $5.0 113.9% $44.3 $23.2 91.1% Adjusted EBITDA(1) $25.3 $18.4 37.3% $89.7 $65.5 36.8% Operating cash flow $18.1 $10.0 80.2% $40.2 $18.4 119.1% Adjusted free cash flow(1) $7.0 $7.2 (2.9)% $15.0 $10.9 37.6% Capital expenditures $11.2 $7.0 59.9% $25.5 $16.8 52.1% PAGE 4 1. For a detailed reconciliation of Non-GAAP measures, see slides 17-21.

Consolidated Statements of Operations Trend
($ in thousands, except EPS)

	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23	12 Mos. 9/30/23[1]
Revenues	$ 204,298	$ 207,447	$ 201,429	**$ 732,687**	$ 196,358	$ 177,458	$ 184,176	$ 174,695	**$ 607,408**
Operating expenses:									
Educational services and facilities	105,604	102,488	100,141	**384,529**	99,355	95,277	97,488	92,409	**329,870**
Selling, general and administrative	84,542	88,106	73,810	**289,267**	70,981	74,735	75,496	68,055	**256,139**
Total operating expenses	$ 190,146	$ 190,594	$ 173,951	**$ 673,796**	$ 170,336	$ 170,012	$ 172,984	$ 160,464	**$ 586,009**
Income from operations	14,152	16,853	27,478	**58,891**	26,022	7,446	11,192	14,231	**21,399**
Total other income (expense), net	200	(19)	51	**(2,661)**	(652)	(689)	(638)	(682)	**(3,312)**
Income tax expense	(3,689)	(5,388)	(5,376)	**(14,229)**	(6,530)	(1,772)	(2,767)	(3,160)	**(5,765)**
Net Income	$ 10,663	$ 11,446	$ 22,153	**$ 42,001**	$ 18,840	$ 4,985	$ 7,787	$ 10,389	**$ 12,322**
Preferred stock dividends	—	—	—	**(1,097)**	—	—	—	(1,097)	**(5,069)**
Income available for distribution	$ 10,663	$ 11,446	$ 22,153	**$ 40,904**	$ 18,840	$ 4,985	$ 7,787	$ 9,292	**$ 7,253**
Income allocated to participating securities	$ —	$ —	$ —	**$ (2,855)**	$ —	$ —	$ —	$ (2,855)	**$ (2,712)**
Net income available to common shareholders	$ 10,663	$ 11,446	$ 22,153	**$ 38,049**	$ 18,840	$ 4,985	$ 7,787	$ 6,437	**$ 4,541**
Net income per share, diluted	$ 0.19	$ 0.21	$ 0.40	**$ 0.75**	$ 0.34	$ 0.09	$ 0.14	$ 0.17	**$ 0.13**
EBITDA[2]	$ 22,616	$ 25,000	$ 35,442	**$ 88,711**	$ 33,927	$ 14,842	$ 18,513	$ 21,429	**$ 47,097**
Total Shares Outstanding (Period End)	54,424	54,406	54,366	**53,817**	53,817	53,812	53,801	53,732	**34,075**
Weighted Average Diluted Shares Outstanding	55,635	55,442	55,406	**50,851**	55,404	54,951	54,770	37,439	**34,479**

1. *The acquisition of Concorde closed on December 1, 2022 impacting comparability for the twelve months ended September 30, 2023 against all future periods.*
2. *For a detailed reconciliation of Non-GAAP measures, see slides 17-21.*

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Consolidated Results of Operations Trend

Percent of Revenue

	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23	12 Mos. 9/30/23[1]
Revenues	100.0%	100.0%	100.0%	**100.0%**	100.0%	100.0%	100.0%	100.0%	**100.0%**
Operating Expenses:									
Educational services and facilities	51.7%	49.4%	49.8%	**52.5%**	50.6%	53.7%	52.9%	52.9%	**54.3%**
Selling, general and administrative	41.4%	42.5%	36.6%	**39.5%**	36.1%	42.1%	41.0%	39.0%	**42.2%**
Total operating expenses	93.1%	91.9%	86.4%	**92.0%**	86.7%	95.8%	93.9%	91.9%	**96.5%**
Income from operations	6.9%	8.1%	13.6%	**8.0%**	13.3%	4.2%	6.1%	8.1%	**3.5%**
Total other income (expense), net	0.1%	0.0%	0.1%	**(0.4)%**	(0.3)%	(0.4)%	(0.3)%	(0.4)%	**(0.5)%**
Income tax expense	(1.8)%	(2.6)%	(2.7)%	**(1.9)%**	(3.3)%	(1.0)%	(1.5)%	(1.8)%	**(0.9)%**
Net Income	5.2%	5.5%	11.0%	**5.7%**	9.6%	2.8%	4.2%	5.9%	**2.0%**
Preferred stock dividends	—%	—%	—%	**(0.1)%**	—%	—%	—%	(0.6)%	**(0.8)%**
Income available for distribution	5.2%	5.5%	11.0%	**5.6%**	9.6%	2.8%	4.2%	5.3%	**1.2%**
Income allocated to participating securities	—%	—%	—%	**(0.4)%**	—%	—%	—%	(1.6)%	**(0.4)%**
Net income available to common shareholders	5.2%	5.5%	11.0%	**5.2%**	9.6%	2.8%	4.2%	3.7%	**0.7%**
EBITDA[2]	11.1%	12.1%	17.6%	**12.1%**	17.3%	8.4%	10.1%	12.3%	**7.8%**

1. *The acquisition of Concorde closed on December 1, 2022 impacting comparability for the twelve months ended September 30, 2023 against all future periods.*
2. *For a detailed reconciliation of Non-GAAP measures, see slides 17-21.*

PAGE 6

Quarterly Trend – Segment Key Metrics
($ in millions, except revenue per student amounts)

	3 Mos. 6/30/25 UTI	3 Mos. 3/31/25 UTI	3 Mos. 12/31/24 UTI	3 Mos. 9/30/24 UTI	3 Mos. 6/30/24 UTI	3 Mos. 6/30/25 Concorde	3 Mos. 3/31/25 Concorde	3 Mos. 12/31/24 Concorde	3 Mos. 9/30/24 Concorde	3 Mos. 6/30/24 Concorde
New student starts	2,829	3,591	2,753	7,068	2,916	2,892	3,059	2,560	4,424	2,651
Y/Y (decline)/growth	(3.0)%	26.4%	19.0%	8.7%	(12.5)%	9.1%	15.9%	26.0%	13.7%	34.8%
Average full-time active students	14,205	14,777	15,464	14,067	13,041	9,552	9,827	9,598	9,113	8,038
Average student Y/Y growth/(decline)	8.9%	7.0%	8.0%	9.2%	13.0%	18.8%	15.5%	16.4%	13.8%	14.0%
Revenue per student	$9,300	$9,100	$8,500	$9,300	$9,000	$7,600	$7,400	$7,300	$7,200	$7,500
Y/Y growth/(decline)	3.3%	2.2%	4.9%	4.5%	3.4%	1.3%	2.8%	1.4%	4.3%	1.4%
Revenues	$131.5	$134.2	$131.5	$130.5	$117.1	$72.8	$73.2	$70.0	$65.8	$60.3
Y/Y growth/(decline)	12.3%	8.8%	14.0%	13.2%	16.1%	20.7%	20.2%	18.0%	19.6%	15.0%
Income from operations	$19.9	$21.4	$25.5	$30.4	$14.1	$5.9	$8.9	$11.2	$6.7	$3.7
Margin	15.1%	15.9%	19.4%	23.3%	12.0%	8.1%	12.2%	16.0%	10.2%	6.1%
Adjusted EBITDA[(1)]	$26.5	$28.0	$31.9	$37.5	$20.7	$8.1	$10.9	$13.0	$8.3	$5.9
Adjusted EBITDA margin	20.1%	20.8%	24.2%	28.7%	17.7%	11.1%	14.9%	18.6%	12.6%	9.8%

Note: Corporate results are not included within these metrics as they do not have any student data.

1. *For a detailed reconciliation of Non-GAAP measures, see slides 17-21.*

PAGE 7

3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 6/30/25 6/30/25 6/30/25 6/30/25 6/30/24 6/30/24 6/30/24 6/30/24 UTI Concorde Corporate Consolidated UTI Concorde Corporate Consolidated Revenues $ 131,463 $ 72,835 $ — $ 204,298 $ 117,134 $ 60,324 $ — $ 177,458 Educational services and facilities 61,089 44,515 — 105,604 57,525 37,752 — 95,277 Selling, general and administrative 50,504 22,391 11,647 84,542 45,473 18,856 10,406 74,735 Total operating expenses 111,593 66,906 11,647 190,146 102,998 56,608 10,406 170,012 Income (loss) from operations 19,870 5,929 (11,647) 14,152 14,136 3,716 (10,406) 7,446 Net income (loss) 18,583 5,890 (13,810) 10,663 12,673 3,778 (11,466) 4,985 EBITDA(1) 25,939 7,868 (11,191) 22,616 19,885 5,083 (10,126) 14,842 Adjusted EBITDA(1) 26,469 8,076 (9,271) 25,274 20,693 5,865 (8,147) 18,411 Adjusted EBITDA margin 20.1% 11.1% —% 12.4% 17.7% 9.8% —% 10.4% Segment Results of Operations: Third Quarter ($ in thousands) PAGE 8 1. For a detailed reconciliation of Non-GAAP measures, see slides 17-21.

9 Mos. 9 Mos. 9 Mos. 9 Mos. 9 Mos. 9 Mos. 9 Mos. 9 Mos. 6/30/25 6/30/25 6/30/25 6/30/25 6/30/24 6/30/24 6/30/24 6/30/24 UTI Concorde Corporate Consolidated UTI Concorde Corporate Consolidated Revenues $ 397,169 $ 216,005 $ — $ 613,174 $ 355,831 $ 180,498 $ — $ 536,329 Educational services and facilities 181,677 126,556 — 308,233 174,993 110,181 — 285,174 Selling, general and administrative 148,730 63,443 34,285 246,458 133,526 56,227 28,533 218,286 Total operating expenses 330,407 189,999 34,285 554,691 308,519 166,408 28,533 503,460 Income (loss) from operations 66,762 26,006 (34,285) 58,483 47,312 14,090 (28,533) 32,869 Net income (loss) 63,090 25,892 (44,720) 44,262 42,886 14,271 (33,996) 23,161 EBITDA(1) 84,782 31,505 (33,229) 83,058 64,253 17,828 (27,297) 54,784 Adjusted EBITDA(1) $ 86,304 $ 31,981 $ (28,609) $ 89,676 $ 66,658 $ 20,033 $ (21,144) $ 65,547 Adjusted EBITDA margin 21.7% 14.8% — % 14.6% 18.7% 11.1% — % 12.2 % Segment Results of Operations: Year-to-Date ($ in thousands) PAGE 9 1. For a detailed reconciliation of Non-GAAP measures, see slides 17-21.

Segment Expense Details: Third Quarter
($ in thousands)

	3 Mos. 06/30/2025 UTI	% of Segment Revenue	3 Mos. 06/30/2025 Concorde	% of Segment Revenue	3 Mos. 06/30/2025 Corporate	% of Consolidated Revenue	3 Mos. 06/30/2025 Consolidated	% of Consolidated Revenue
EDUCATIONAL SERVICES AND FACILITIES EXPENSES:								
Compensation and related costs	$ 33,952	25.8 %	$ 28,386	39.0 %	$ —	— %	**$ 62,338**	**30.5 %**
Occupancy costs	8,413	6.4 %	5,986	8.2 %	—	— %	**14,399**	**7.0 %**
Supplies, maintenance and student expense	6,150	4.7 %	4,583	6.3 %	—	— %	**10,733**	**5.3 %**
Depreciation and amortization expense	6,035	4.6 %	1,679	2.3 %	—	— %	**7,714**	**3.8 %**
Contract services expense	994	0.8 %	583	0.8 %	—	— %	**1,577**	**0.8 %**
Other educational services and facilities expense	5,545	4.2 %	3,298	4.5 %	—	— %	**8,843**	**4.3 %**
Total	**$ 61,089**	**46.5 %**	**$ 44,515**	**61.1 %**	**$ —**	**— %**	**$ 105,604**	**51.7 %**
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES:								
Compensation and related costs	$ 22,894	17.4 %	$ 7,776	10.7 %	$ 9,767	4.8 %	**$ 40,437**	**19.8 %**
Advertising and marketing costs	15,010	11.4 %	7,534	10.3 %	151	0.1 %	**22,695**	**11.1 %**
Professional and contract service expense	2,093	1.6 %	668	0.9 %	3,819	1.9 %	**6,580**	**3.2 %**
Other selling general and administrative expense	10,507	8.0 %	6,413	8.8 %	(2,090)	(1.0)%	**14,830**	**7.3 %**
Total	**$ 50,504**	**38.4 %**	**$ 22,391**	**30.7 %**	**$ 11,647**	**5.7 %**	**$ 84,542**	**41.4 %**
COMPENSATION AND RELATED COST SUMMARY:								
Salaries, employee benefit and tax expense	$ 53,338	40.6 %	$ 34,773	47.7 %	$ 6,337	3.1 %	**$ 94,448**	**46.2 %**
Bonus expense	2,978	2.3 %	1,181	1.6 %	1,510	0.7 %	**5,669**	**2.8 %**
Stock based compensation	530	0.4 %	208	0.3 %	1,920	0.9 %	**2,658**	**1.3 %**
Total compensation and related costs	**$ 56,846**	**43.2 %**	**$ 36,162**	**49.6 %**	**$ 9,767**	**4.8 %**	**$ 102,775**	**50.3 %**

PAGE 10

Segment Expense Details: Year-to-Date
($ in thousands)

	9 Mos. 06/30/2025 UTI	% of Segment Revenue	9 Mos. 06/30/2025 Concorde	% of Segment Revenue	9 Mos. 06/30/2025 Corporate	% of Consolidated Revenue	9 Mos. 06/30/2025 Consolidated	% of Consolidated Revenue
EDUCATIONAL SERVICES AND FACILITIES EXPENSES:								
Compensation and related costs	$ 99,331	25.0 %	$ 81,816	37.9 %	$ —	— %	$ 181,147	**29.5 %**
Occupancy costs	23,805	6.0 %	16,819	7.8 %	—	— %	40,624	**6.6 %**
Supplies, maintenance and student expense	20,313	5.1 %	12,624	5.8 %	—	— %	32,937	**5.4 %**
Depreciation and amortization expense	17,913	4.5 %	4,729	2.2 %	—	— %	22,642	**3.7 %**
Contract services expense	3,028	0.8 %	1,764	0.8 %	—	— %	4,792	**0.8 %**
Other educational services and facilities expense	17,287	4.4 %	8,804	4.1 %	—	— %	26,091	**4.3 %**
Total	**$ 181,677**	**45.7 %**	**$ 126,556**	**58.6 %**	**$ —**	**— %**	**$ 308,233**	**50.3 %**
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES:								
Compensation and related costs	$ 70,497	17.7 %	$ 22,081	10.2 %	$ 27,102	4.4 %	$ 119,680	**19.5 %**
Advertising and marketing costs	44,536	11.2 %	22,791	10.6 %	551	0.1 %	67,878	**11.1 %**
Professional and contract service expense	5,876	1.5 %	2,152	1.0 %	11,672	1.9 %	19,700	**3.2 %**
Other selling general and administrative expense	27,821	7.0 %	16,419	7.6 %	(5,040)	(0.8)%	39,200	**6.4 %**
Total	**$ 148,730**	**37.4 %**	**$ 63,443**	**29.4 %**	**$ 34,285**	**5.6 %**	**$ 246,458**	**40.2 %**
COMPENSATION AND RELATED COST SUMMARY:								
Salaries, employee benefit and tax expense	$ 157,762	39.7 %	$ 100,044	46.3 %	$ 17,378	2.8 %	$ 275,184	**44.9 %**
Bonus expense	10,587	2.7 %	3,377	1.6 %	5,277	0.9 %	19,241	**3.1 %**
Stock based compensation	1,479	0.4 %	476	0.2 %	4,447	0.7 %	6,402	**1.0 %**
Total compensation and related costs	**$ 169,828**	**42.8 %**	**$ 103,897**	**48.1 %**	**$ 27,102**	**4.4 %**	**$ 300,827**	**49.1 %**

PAGE 11

New Student Starts Details

	3 Mos. 6/30/2025	3 Mos. 3/31/2025	3 Mos. 12/31/2024	3 Mos. 9/30/2024	3 Mos. 6/30/2024	3 Mos. 3/31/2024
Total Consolidated						
Total New Student Starts	5,721	6,650	5,313	11,492	5,567	5,480
Y/Y growth/(decline)	2.8%	21.4%	22.3%	10.6%	5.0%	18.5%
UTI Segment						
Total New Student Starts	2,829	3,591	2,753	7,068	2,916	2,840
Y/Y (decline)/growth	(3.0)%	26.4%	19.0%	8.7%	(12.5)%	19.6%
High School New Student Starts	648	687	737	4,436	708	631
Y/Y (decline)/growth	(8.5)%	8.9%	15.2%	9.7%	(40.8)%	17.1%
Adult New Student Starts	1,514	2,017	1,383	1,974	1,586	1,579
Y/Y (decline)/growth	(4.5)%	27.7%	19.8%	2.9%	(1.7)%	19.6%
Military New Student Starts	667	887	633	658	622	630
Y/Y growth/(decline)	7.2%	40.8%	21.7%	22.5%	18.5%	22.3%
Concorde Segment						
Total New Student Starts	2,892	3,059	2,560	4,424	2,651	2,640
Y/Y growth/(decline)	9.1%	15.9%	26.0%	13.7%	34.8%	17.2%
Core New Student Starts	1,523	1,762	1,474	2,183	1,434	1,433
Y/Y growth/(decline)[1]	6.2%	23.0%	17.5%	14.2%	10.4%	4.8%
Clinical New Student Starts	1,207	1,054	988	2,033	1,053	1,084
Y/Y (decline)/growth	14.6%	(2.8)%	50.4%	6.7%	64.0%	24.9%
Short-Course New Student Starts	162	243	98	208	164	123
Y/Y (decline)/growth[1]	(1.2)%	97.6%	(19.0)%	181.1%	530.8%	623.5%

1. *Short-Course New Student Starts, previously presented within Core New Student Starts, are now presented separately and all prior periods have been restated to the new presentation.*

PAGE 12

Consolidated Balance Sheet and Cash Flow Summary ($ in thousands) At: 6/30/25 9/30/24 Cash & cash equivalents $ 70,672 $ 161,900 Restricted cash 2,727 5,572 Held-to-maturity investments 47,162 — Total current assets 185,180 221,951 PP&E (net) 267,717 264,797 Right-of-use assets for operating leases 175,382 158,778 Goodwill and intangible assets 46,026 46,688 Notes receivable, less current portion 40,014 36,267 Total assets 740,759 744,575 Operating lease liability, current portion 18,733 22,210 Long term debt, current portion 2,822 2,697 Total current liabilities 185,025 204,963 Operating lease liability 168,508 146,831 Long-term debt 70,942 123,007 Total liabilities 433,972 484,344 Stockholders’ equity 306,787 260,231 Total liabilities & equity $ 740,759 $ 744,575 9 Mos. 6/30/25 9 Mos. 6/30/24 Net cash provided by operating activities $ 40,226 $ 18,361 Purchase of property and equipment (25,499) (16,769) Purchase of held-to-maturity investments (54,648) — Proceeds received upon maturity of investments 1,874 — Proceeds from insurance policy — 261 Net cash used in investing activities (78,273) (16,508) Proceeds from revolving credit facility 6,000 36,000 Payments on revolving credit facility (56,000) (59,000) Payment of term loans and finance leases (2,010) (1,870) Preferred share repurchase — (11,503) Payment of preferred stock cash dividend — (1,097) Proceeds from stock option exercises 659 — Payment of payroll taxes on stock-based compensation through shares withheld (4,675) (2,191) Net cash used in financing activities (56,026) (39,661) Change in cash and restricted cash (94,073) (37,808) Ending balance of cash and restricted cash 73,399 119,116 PAGE 13 Note: On December 18, 2023, the Company exercised in full its right of conversion of the Company’s Series A Preferred Stock which resulted in the conversion of all outstanding Series A Preferred shares into 19,296,843 shares of Common Stock.

Earnings Per Share Trend and Guidance
($ in thousands, except EPS)

	Guidance Fiscal 2025 Midpoint	Actual 3 Mos. 6/30/25	Actual 3 Mos. 3/31/25	Actual 3 Mos. 12/31/24	Actual 12 Mos. 9/30/24	Actual 3 Mos. 9/30/24	Actual 3 Mos. 6/30/24	Actual 3 Mos. 3/31/24	Actual 3 Mos. 12/31/23
Net Income	~$56,000-60,000	$ 10,663	$ 11,446	$ 22,153	$ 42,001	$ 18,840	$ 4,985	$ 7,787	$ 10,389
Less: Preferred stock dividend declared	—	—	—	—	(1,097)	—	—	—	(1,097)
Net income available for distribution	~$56,000-60,000	10,663	11,446	22,153	40,904	18,840	4,985	7,787	9,292
Income allocated to participating securities	—	—	—	—	(2,855)	—	—	—	(2,855)
Net income available to common shareholders	~$56,000-60,000	$ 10,663	$ 11,446	$ 22,153	$ 38,049	$ 18,840	$ 4,985	$ 7,787	$ 6,437
Weighted average basic shares outstanding	~54,200	54,412	54,383	53,987	49,429	53,813	53,805	53,757	36,434
Basic income per common share	~$1.03-1.11	$ 0.20	$ 0.21	$ 0.41	$ 0.77	$ 0.35	$ 0.09	$ 0.14	$ 0.18
Weighted average basic shares outstanding	~54,200	54,412	54,383	53,987	49,429	53,813	53,805	53,757	36,434
Dilutive effect related to employee stock plans	~1,400	1,223	1,059	1,419	1,422	1,591	1,146	1,013	1,005
Weighted average diluted shares outstanding	~55,600	55,635	55,442	55,406	50,851	55,404	54,951	54,770	37,439
Diluted income per common share	~$1.00-1.08	$ 0.19	$ 0.21	$ 0.40	$ 0.75	$ 0.34	$ 0.09	$ 0.14	$ 0.17

Note: With the December 18, 2023 conversion of all remaining Series A preferred shares into common shares, the two-class EPS calculation method will no longer be applicable post fiscal 2024.

PAGE 14

Leverage as of 6/30/2025 Current Loan Balances $73.8M LTM EBITDA $127.0M Cash & Cash Equivalents and Short-Term Investments $117.8M Gross Leverage Ratio 0.58x Net Leverage Ratio (0.35)x Debt as of 6/30/2025 Term Loan: Avondale Campus Original Note Amount $31.2M Inception Date 5/12/2021 Rate* Fixed/Floating Maturity 7 years Current Note Balance $27.7M Term Loan: Lisle Campus Original Note Amount $38.0M Inception Date 4/14/2022 Rate** Fixed/Floating Maturity 7 years Current Note Balance $36.3M Revolving Credit Facility Total Capacity $125.0M Inception Date 11/21/2022 Rate*** Floating Maturity 5 years Current Loan Balance $6.0M 9/30/2025 proforma leverage calculation is based upon midpoint of the adjusted EBITDA guidance range and projected year-end cash balance, both of which will depend on actual company performance. For a detailed reconciliation of Non-GAAP measures, see slides 17-21. Leverage Ratios PAGE 15 *Avondale rate is 50% fixed at 1.45% + 50% Floating @ SOFR plus 2% Margin **Lisle rate is 50% fixed at 4.69% + 50% Floating @ SOFR plus 2% Margin ***Revolver rate is SOFR plus 1.75% to 2.25% Margin based on UTI's Total Leverage Proforma Leverage 9/30/2025 Note Balances (projected) ~$67M LTM EBITDA - FY 2025 Guidance Midpoint ~$126M Cash & Cash Equivalents and Short-Term Investments (projected) ~$165M Gross Leverage Ratio ~0.5x Net Leverage Ratio ~(0.8)x

Use of Non-GAAP Financial Information PAGE 16 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that • Restructuring costs: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT-Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. Both facilities will remain in use, operated by UTI-Houston post-consolidation. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. • Facility lease accounting adjustments: During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. • One-time costs associated with new campus openings: During fiscal 2022, we opened new campus locations in Austin, Texas and Miramar, Florida. We continued to incur one-time costs during fiscal 2023 for the campus opening as we completed the build-out of the remaining programs in the new facilities. We disclose any campus adjustments as direct costs (net of any corporate allocations). Outfitting a new campus requires significant facility improvements and modifications, and the purchase of technical equipment and training aids necessary for teaching our programs, the combination of which requires a significant investment by the Company which would not be considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

Consolidated Adjusted EBITDA Reconciliation Trend

($ in thousands)

QUARTER-TO-DATE	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23	12 Mos. 9/30/23[7]
Net income, as reported	$ 10,663	$ 11,446	$ 22,153	$ 42,001	$ 18,840	$ 4,985	$ 7,787	$ 10,389	$ 12,322
Interest (income) expense, net	(51)	28	(86)	3,157	795	709	757	896	3,795
Income tax expense	3,689	5,388	5,376	14,229	6,530	1,772	2,767	3,160	5,765
Depreciation and amortization	8,315	8,138	7,999	29,324	7,762	7,376	7,202	6,984	25,215
EBITDA	$ 22,616	$ 25,000	$ 35,442	$ 88,711	$ 33,927	$ 14,842	$ 18,513	$ 21,429	$ 47,097
Stock-based compensation expense	2,658	3,024	720	8,560	2,862	1,863	2,353	1,482	3,848
Acquisition related costs[1]	—	873	—	—	—	—	—	—	2,374
Integration related costs for completed acquisitions[2][3]	—	—	(700)	6,049	1,126	1,653	1,696	1,574	8,585
Restructuring costs[4]	—	—	43	185	44	53	45	43	—
Facility lease accounting adjustments[5]	—	—	—	(650)	(650)	—	—	—	—
One-time costs associated with new campus openings[6]	—	—	—	—	—	—	—	—	2,341
Adjusted EBITDA, non-GAAP	$ 25,274	$ 28,897	$ 35,505	$ 102,855	$ 37,309	$ 18,411	$ 22,607	$ 24,528	$ 64,245

1. *Costs related to both announced and potential acquisition targets.*
2. *During the three months ended December 31, 2024, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022.*
3. *Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration related costs for completed acquisitions." In prior quarters, these costs were presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.*
4. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of June 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.*
5. *During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*
6. *The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.*
7. *The acquisition of Concorde closed on December 1, 2022 impacting comparability for the twelve months ended September 30, 2023 against all future periods.*

PAGE 17

Consolidated Adjusted EBITDA Reconciliation Trend

($ in thousands)

YEAR-TO-DATE	9 Mos. 6/30/25	6 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	9 Mos. 6/30/24	6 Mos. 3/3124[9]	3 Mos. 12/31/23	12 Mos. 9/30/23[7]
Net income, as reported[1]	$ 44,262	$ 33,599	$ 22,153	$ 42,001	$ 23,161	$ 18,176	$ 10,389	$ 12,322
Interest (income) expense, net	(109)	(58)	(86)	3,157	2,362	1,653	896	3,795
Income tax expense	14,453	10,764	5,376	14,229	7,699	5,927	3,160	5,765
Depreciation and amortization	24,452	16,137	7,999	29,324	21,562	14,186	6,984	25,215
EBITDA	**$ 83,058**	**$ 60,442**	**$ 35,442**	**$ 88,711**	**$ 54,784**	**$ 39,942**	**$ 21,429**	**$ 47,097**
Stock-based compensation expense	6,402	3,744	720	8,560	5,698	3,835	1,482	3,848
Acquisition related costs[1]	873	873	—	—	—	—	—	2,374
Integration related costs for completed acquisitions[2][3]	(700)	(700)	(700)	6,049	4,924	3,271	1,574	8,585
Restructuring costs[4]	43	43	43	185	141	88	43	—
Facility lease accounting adjustments[5]	—	—	—	(650)	—	—	—	—
One-time costs associated with new campus openings[6]	—	—	—	—	—	—	—	2,341
Adjusted EBITDA, non-GAAP	**$ 89,676**	**$ 64,402**	**$ 35,505**	**$ 102,855**	**$ 65,547**	**$ 47,136**	**$ 24,528**	**$ 64,245**

1. *Costs related to both announced and potential acquisition targets.*
2. *During the nine months ended June 30, 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022.*
3. *Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration related costs for completed acquisitions." In prior quarters, these costs were presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.*
4. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of June 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.*
5. *During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*
6. *The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.*
7. *The acquisition of Concorde closed on December 1, 2022 impacting comparability for the twelve months ended September 30, 2023 against all future periods.*

PAGE 18

Adjusted EBITDA Reconciliation By Segment
($ in thousands)

QUARTER-TO-DATE		3 Mos. 6/30/25 UTI	3 Mos. 6/30/24 UTI	3 Mos. 6/30/25 Concorde	3 Mos. 6/30/24 Concorde	3 Mos. 6/30/25 Corporate	3 Mos. 6/30/24 Corporate
Net income (loss), as reported	$	18,583 $	12,673 $	5,890 $	3,778 $	(13,810) $	(11,466)
Interest expense (income), net		1,288	1,469	39	(62)	(1,378)	(698)
Income tax expense		—	—	—	—	3,689	1,772
Depreciation and amortization		6,068	5,743	1,939	1,367	308	266
EBITDA	$	25,939 $	19,885 $	7,868 $	5,083 $	(11,191) $	(10,126)
Stock-based compensation expense		530	518	208	56	1,920	1,289
Integration related costs for completed acquisitions[1]		—	237	—	726	—	690
Restructuring costs[2]		—	53	—	—	—	—
Adjusted EBITDA, non-GAAP	$	26,469 $	20,693 $	8,076 $	5,865 $	(9,271) $	(8,147)

1. *Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration related costs for completed acquisitions." These costs were previously presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.*
2. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of June 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.*

PAGE 19

Adjusted EBITDA Reconciliation By Segment
($ in thousands)

YEAR-TO-DATE	9 Mos. 6/30/25 UTI	9 Mos. 6/30/24 UTI	9 Mos. 6/30/25 Concorde	9 Mos. 6/30/24 Concorde	9 Mos. 6/30/25 Corporate	9 Mos. 6/30/24 Corporate
Net income (loss), as reported	$ 63,090	$ 42,886	$ 25,892	$ 14,271	$ (44,720)	$ (33,996)
Interest expense (income), net	3,682	4,446	114	(181)	(3,905)	(1,903)
Income tax expense	—	—	—	—	14,453	7,699
Depreciation and amortization	18,010	16,921	5,499	3,738	943	903
EBITDA	$ 84,782	$ 64,253	$ 31,505	$ 17,828	$ (33,229)	$ (27,297)
Stock-based compensation expense	1,479	1,300	476	133	4,447	4,265
Acquisition related costs[1]	—	—	—	—	873	—
Integration related costs for acquisitions[2][3]	—	964	—	2,072	(700)	1,888
Restructuring costs[4]	43	141	—	—	—	—
Adjusted EBITDA, non-GAAP	$ 86,304	$ 66,658	$ 31,981	$ 20,033	$ (28,609)	$ (21,144)

1. *Costs related to both announced and potential acquisition targets.*
2. *During the nine months ended June 30, 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022.*
3. *Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration related costs for completed acquisitions." These costs were previously presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.*
4. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of June 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.*

PAGE 20

Consolidated Adjusted Free Cash Flow ($ in thousands) 9 Mos. 6/30/25 9 Mos. 6/30/24 Cash flow provided by operating activities, as reported $40,226 $18,361 Purchase of property and equipment (25,499) (16,769) Free cash flow, non-GAAP $14,727 $1,592 Adjustments: Cash outflow for acquisition-related costs(1) 873 — Cash (inflow) outflow for integration-related costs for completed acquisitions(2) (3) (700) 5,204 Cash outflow for integration-related property and equipment(3) — 3,535 Cash outflow for restructuring costs and property and equipment(4) 59 540 Adjusted free cash flow, non-GAAP $14,959 $10,871 1. Costs related to potential acquisition targets. 2. During the nine months ended June 30, 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. 3. Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in “Cash outflow for integration-related costs for completed acquisitions” and “Cash outflow for integration-related property and equipment.” In prior quarters, these costs were presented in the lines labeled “Cash outflow for start-up costs for new campuses and programs expansion” and “Cash outflow for property and equipment for new campuses and program expansion.” As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability. 4. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of June 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. PAGE 21